Prospectus Supplement — January 3, 2013
Ameriprise Certificates (April 25, 2012)	S-6000 AH

On December 31, 2012 the Board of Directors (the Board) of Ameriprise Certificate Company (the Company) accepted the resignation of William F. Truscott as a Director of the Company effective January 1, 2013, and elected Abu M. Arif to the Board effective the same date.

The information regarding Mr. Truscott on page 98p has been replaced with the information on Mr. Arif as follows:

Board Member Affiliated with Ameriprise Certificate Company**

Name, address, age	Position held with ACC and length of service	Principal occupation during past ten years	Other directorships	Committee memberships
Abu M. Arif 7 World Trade Center Suite 3900 250 Greenwich Street New York, NY 10007 Born in 1967	Board member since 2013; President and Chief Executive Officer since August 2012	Senior Vice President AWM Business Development and General Manager Banking & Cash Solutions, since January 1, 2013; Senior Vice President & General Manager, AWM Cash and Payment Solutions Ameriprise Bank, FSB, 2007-2012; Vice President of Marketing Strategy & Retail Retirement Plans for Ameriprise Financial, Inc., 2005-2007; VP Strategic Planning & Business Development, American Express Co., 2000-2005	None	None

**	Interested person by reason of being an officer, director and/or employee of Ameriprise Financial or its affiliates.

The rest of the information on page 98p remains unchanged.

S-6000-21 A (1/13)